SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2006

H. J. HEINZ COMPANY
(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

1-3385	25-0542520
(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, Pennsylvania	15219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-456-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     H.J. Heinz Company’s (“Heinz”) press release dated April 24, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Heinz’s letter to Shareholders dated April 24, 2006 is attached hereto as Exhibit 99.2.

Item 9.01(d). Exhibits.

Exhibit
Number	Description

99.1	Press release dated April 24, 2006.
99.2	Letter to Shareholders dated April 24, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.J. HEINZ COMPANY

Date:	April 24, 2006	By:	/s/ Theodore N. Bobby

			Name:	Theodore N. Bobby
			Title:	Senior Vice President and General Counsel